                                                               Exhibit 10.5(15)

                                   EXHIBIT "B"

                                    AMENDMENT
                                       TO
                          SIERRA HEALTH SERVICES, INC.
                           SECOND AMENDED AND RESTATED
                             1986 STOCK OPTION PLAN

     The Sierra Health  Services,  Inc.  Second  Amended and Restated 1986 Stock
Option Plan (the "Plan") is hereby amended as follows:

     1.  Section 3 of the Plan is hereby  amended by deleting the term "1000" as it appears in subsections (a) and (b) therein and  substituting in place thereof the term "2000" and by deleting the term "200" as it appears in  subsection  (f)
therein and substituting in place thereof the term "400".

     2. Section 4 of the Plan is hereby  amended by (a) deleting the terms "Nine
Hundred Thousand  (900,000)" and 900,000 as they appear therein and substituting in place thereof the terms "One Million Five Hundred Twenty-Four  Thousand Seven
Hundred  Ninety-Seven  (1,524,797)"  and  "1,524,797",   respectively,  and  (b)
deleting the term "Two Hundred Fifty  Thousand  (250,000)" and  substituting  in place thereof the term "Five Hundred Thousand (500,000)".

     Except as amended hereby, the Plan shall remain in full force and effect.